IDS LIFE INSURANCE COMPANY (GVAC)
File Number 33-48701


EXHIBIT INDEX

Exhibit  5:         Opinion of Counsel

Exhibit 23:         Independent Auditors Consent

Exhibit 24:         Power of Attorney